EXHIBIT 10.2

FIRST TENNESSEE

                                 PROMISSORY NOTE
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   Principal       Loan Date      Maturity     Loan No.    Call / Coll    Account    Officer    Initials
 $17,000,000.00    06-13-2002    06-12-2003                04AO / STKB                20091
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.
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                Grantor: Peoples Bancorp Inc. (TIN: 31-0987416)
                         138 Putnam Street
                         Marietta, OH 45750

                Lender: First Tennessee Bank National Association Financial Institutions
                         845 Crossover Lane, Suite 150
                         Memphis, TN 38117
                         (901) 435-7972


                        Principal Amount: $17,000,000.00
                        Initial Rate: 3.390%
                        Date of Note: June 13, 2002


PROMISE TO PAY. Peoples Bancorp Inc. ("Borrower") promises to pay to First Tennessee Bank National Association ("Lender"), or order, in lawful money of the United State of America, the principal amount of Seventeen Million & 00/100 Dollars ($17,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 12, 2003. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning September 11, 2002, with all subsequent interest payments to be due on the same day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an Independent Index which is the "Index" being the London Interbank Offering Rate ("LIBOR Rate") of interest for an interest period of three (3) months as reported in The Wall Street Journal published on the Initial Pricing Date and on each interest Rate Change Date. Each change in the interest rate which results from a change in the LIBOR Rate shall become effective, without notice to the undersigned, on each Interest Rate Change Date; provided, however, that if The Wall Street Journal is not published on such date, the LIBOR Rate shall be determined by reference to The Wall Street Journal last published immediately preceding such date. The three (3) month LIBOR Rate published on June 12, 2002 (the "Initial Pricing Date") is 1.890% per annum (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each 11th day of every third month hereafter (the "Interest Rate Change Date"). Borrower understands that Lender may make loans based on other rates as well. The Index currently is 1.890% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.800 percentage points over the Index, resulting in an initial rate of 3.390% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First Tennessee National Association, Financial Institutions, 845 Crossover Lane, Suite 150, Memphis TN 38117.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 21.000% per annum. In no event will the effective total interest rate on this Note be greater than the rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidence by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate or assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         CURE PROVISIONS. If any default, other than a default in payment or failure to satisfy Lender's requirement in the Insufficient Market Value of Securities section is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen
         (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

Any payment not made when due hereunder (whether by acceleration or otherwise) shall bear interest after maturity at the maximum effective contract rate of interest which the Lender may lawfully charge.

In the event of any renewal or extension of the loan indebtedness evidence hereby, unless the parties otherwise agree to a lower rate, the Lender shall have the right to charge interest at the highest of the following rates: (1) the maximum rate permissible at the time the contract to make the loan was executed; or (ii) the maximum rate permissible at the time the loan was made; (iii) the maximum rate permissible at the time of such renewal or extension; or (iv) the maximum rate permitted by applicable federal law; it being intended that those statutes and laws, state or federal, from time to time in effect, which permit the charging of the higher rate of interest shall govern the maximum rate which may be charged hereunder. In the event that for any reason the foregoing provisions hereof shall not contain a valid, enforceable designation of a rate of interest prior to maturity or method of determining the same, then the indebtedness hereby evidenced shall bear interest prior to maturity at the maximum effective rate which may be lawfully charged by the Lender under applicable law.

Regardless of any provision herein, or in any other document executed in connection herewith, the holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the maximum contract rate which may be lawfully charged by the holder hereof under applicable law; and in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful contract rate, the undersigned and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as a reasonable loan charge, rather than interest; (b) exclude voluntary prepayments and the effect thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof, so that the interest accrued or to accrue throughout the entire term contemplated hereby shall at no time exceed the maximum lawful contract rate.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay of injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $29.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such account, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

FINANCIAL STATEMENTS. The undersigned agrees to furnish a current financial statement upon the request of Lender from time to time, and further agrees to execute and deliver all other instruments and take such other actions as Lender may from time to time reasonably request in order to carry out the provisions and intent hereof.

LATE FEE. For any payment which is not made within 20 days of the due date for such payment, the Borrower shall pay a late fee, including without limitation loans which are renewed more than 20 days after the due date even though the renewal may be dated as of the past-due payment date. The late fee shall equal the lesser of 5% of the unpaid portion of the past-due payment or $500.

ALTERNATIVE FUNDING. Lender may grant to any of its special purpose funding vehicles (each an "SPC"), the option to provide all or any part of any loan the Lender would otherwise be obligated to make pursuant to this Note. In no event shall any SPC be committed to make any loan. The option granted to any SPC to provide all or any part of any loan shall not alter the obligation of the Lender to make loans pursuant to this Note. Each SPC shall be conclusively presumed to have made arrangements with its Lender for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC. Each party to this Note agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Note (all liability for which shall remain with the related Lender). Each party to this Note agrees (which Note shall survive the termination of this Note) that it will not institute against, or join any other person in instituting against, such SPC any Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC. Each SPC, may, at any time, with notice to the Borrower assign all or a portion of its interests in any loans to its Lender (or to any other SPC of such Lender) or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC for the following purposes: (i) to fund the loans made by such SPC or (ii) to support the securities (if any) issued by such SPC to fund such loans. In addition, each SPC may, at any time, with notice to and consent of the Borrower, disclose on a confidential basis any non-public information relating to its loans to any rating agency, commercial paper dealer or provider of a surety, guarantees or credit or liquidity enhancement to such SPC. This Section may not be amended without the consent of all SPC's then designated to the Borrower in accordance with the foregoing provisions of this Section.

EXCLUSION FROM INDEBTEDNESS. Excluded from Indebtedness shall be any Indebtedness governed by the Federal Truth in Lending Act.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein, all terms and conditions of which are hereby incorporated and made a part of this Note: securities or investment property described in a Commercial Pledge Agreement dated June 13, 2002.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums other: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

CHANGE IN INDEX. Notwithstanding any other provisions herein, if any Change in Law (as hereafter defined) shall make it unlawful for the Lender to make or maintain a LIBOR Rate loan as contemplated by this Note, the principal outstanding hereunder shall, if required by law and if the Lender so requests, be converted on the date required to make the loan evidenced by this Note legal to a loan according interest at the lesser of the Maximum Rate or the base commercial rate of interest ("Base Rate") established from time to time by the Lender. Each change in the Base Rate shall become effective, without notice to the undersigned, on the same date that the Base Rate changes. The undersigned hereby agrees promptly to pay the Lender, upon demand, any costs incurred by the Lender in making any conversion in accordance with this paragraph, including any interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate loans.

INDEMNITY. The undersigned hereby indemnifies the Lender and holds the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (i) a default by the undersigned in payment of the principal amount of or interest on the loan evidenced hereby, including any such loss or expense arising from interest or fees payable by the Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate loans, or (ii) a Change in Law that results in the imposition on the Lender of reserve requirements in connection with LIBOR Rate loans made by the Lender. The undersigned will make any payments under this indemnity to Lender, upon demand. The undersigned further agrees to enter into a modification of this Note, at the request of the Lender, to bring this Note into compliance with any Change in Law.

CHANGE IN LAW. "Change in Law" shall mean the adoption of any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof, in all cases by Government Authority having jurisdiction over the Lender, in each case after the date hereof.

GOVERNMENTAL AUTHORITY. "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising regulatory function of or pertaining to government.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:



PEOPLES BANCORP INC.



By:  /s/ Robert E. Evans
         --------------------------------------------------
         Robert E. Evans, President of Peoples Bancorp Inc.



By: /s/ John W. Conlon
        -------------------------------------------------
        John  W.  Conlon,   Chief  Financial  Officer  of
        Peoples Bancorp Inc.